UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2017
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GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of principal executive offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On April 28, 2017 General Motors Company (GM) issued a news release and supplemental materials on the subject of its 2017 first quarter earnings. The news release and supplemental materials are attached as Exhibit 99.1 and Exhibit 99.2.

Charts furnished to securities analysts in connection with GM's 2017 first quarter earnings release are available on GM's website at www.gm.com/investors/earnings-releases.html.

ITEM 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 99.1	News Release Dated April 28, 2017
Exhibit 99.2	Financial Highlights Dated April 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: April 28, 2017	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer